UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ACR Multi-Strategy Quality Return (MQR) Fund

Class I Shares

(Ticker Symbol: MQRIX)

ACR International Quality Return (IQR) Fund

Class I Shares

(Ticker Symbol: IQRIX)

ANNUAL REPORT

November 30, 2023

ACR Funds

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letters	1
Fund Performance	31
Schedule of Investments	35
Statements of Assets and Liabilities	42
Statements of Operations	43
Statements of Changes in Net Assets	44
Financial Highlights	46
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	59
Supplemental Information	60
Expense Examples	69

This report and the financial statements contained herein are provided for the general information of the shareholders of the ACR Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.acr-investfunds.com

November 30, 2023

Dear Shareholders:

The ACR Alpine Capital Research investment team is pleased to present its ninth annual investment letter for the ACR Multi-Strategy Quality Return (MQR) Fund (“MQR” or “MQR Fund,” or “the Fund”).

Our aim with this annual report is to provide a summary and discussion of the MQR Fund’s performance and positioning, plus its audited financial statements. ACR’s fund website, www.acr-investfunds.com, also provides information about the Fund and connects you to ACR’s firm website, which includes quarterly firm commentaries that explain our investment philosophy, view of market conditions, and investment strategies.

ACR understands that the trust and confidence of MQR Fund shareholders is contingent upon integrity between ACR’s words and actions and, ultimately, the MQR Fund’s investment results. The ACR investment team strives to earn and keep that trust and confidence, and we look forward to partnering with shareholders for many years of prosperity and intelligent decision-making.

Management’s Discussion of Fund Performance

From a price perspective, MQR had a decent year, modestly underperforming its primary benchmark, with an 11.43% net return for the fiscal year ending November 30, 2023 (“Fiscal 2023”) versus a return of 12.58% for the MSCI ACWI (Gross) Index1. ACR is pleased with this result as Fiscal 2023 was another year in which growth stocks outperformed value stocks and U.S. indices outperformed ex-U.S. indices. Given ACR’s tilt towards value stocks and MQR’s overweight position in international markets, ACR’s investment team would have expected MQR to have underperformed more measurably.

Regardless of price movements, ACR focuses on growing the fundamental value of its portfolios each year. The Fund’s price-to-value ratio increased to 0.71x from 0.67x during the year, or approximately 5.97% versus the Fund’s 11.43% increase, which implies that the fundamental value of MQR’s portfolio increased by a modest 5.5%2. Though fundamental value at MQR’s investee companies began to move in the right direction, we anticipate greater fundamental value accretion in our portfolios over time.

In 2023, several historic events unfolded that limited the fundamental value growth of our investee companies. These events included, among other items, high inflation, the continuation of the U.S. Federal Reserve’s monetary tightening through six rate hikes and its expansion of quantitative tightening, Russia’s continued invasion of Ukraine, Hamas’ attack on Israel, and U.S. and Chinese relations continuing to simmer. Our investee companies dealt with adversity from these events. Consumer sentiment remained muted in the U.K. and mainland Europe, which didn’t allow our companies in those geographies to earn at the normalized levels at which our research shows these companies have the capacity to earn. Too, increasing interest rates and choppy markets caused investment banking and markets activity to remain subdued. Notably, one of MQR’s bank holdings recently reported quarterly results and commented that markets in 2023 were not volatile enough to drive substantial trading activity nor muted enough for significant initial public offering activity to move forward. Finally, high inflation has driven a return of employee bargaining power and our companies in the automotive industry faced downtime and supply disruptions due to labor events.

[1]	The MSCI (ACWI) Gross Index captures large and mid-cap representation across 23 developed markets and 23 emerging markets countries. With approximately 2,469 constituents, the index covers approximately 85% of the global investable opportunity set.
[2]	ACR’s price-to-value statistic compares the price of MQR’s holdings to ACR’s estimate of the present value of the discounted estimated future cash flows to equity of the Fund’s holdings using a weighted average discount rate (currently 10% for MQR Fund) based on ACR’s estimate of the risk of these cash flows being achieved.

190 Carondelet Plaza, Suite 1300 I St. Louis, MO I 63105

t 314.932.7600 | f 314.932.1111 | 877.849.7733 | acr-invest.com

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Despite the modest growth in MQR’s value this year, ACR is continuing to see positive market share gains and expense rationalizations for our investee companies across industries. ACR aims to incorporate significant conservativism into its appraisals of portfolio holdings so that adverse events do not drive degradation of a holding’s fundamental value. We believe it is more forthright to report a modest increase in fundamental value than to trumpet pollyannish valuations which may not come to pass. Therefore, there is a reasonable possibility that our normalized estimates have not moved up in tandem with the underlying change in potential earnings power of our investee companies. ACR is confident that at its current 0.71x price-to-value level, the Fund is positioned with the potential to drive material relative outperformance and absolute returns going forward.

The Fund’s net long exposure increased from approximately 90% as of November 30, 2022 to 94% as of the November 30, 2023 fiscal year end. Activity in the period included new purchases of Medmix and Victoria PLC as well as modest additions to current holdings. There were no outright sales during the Fiscal year.

The remainder of this letter will provide an overview of the Fund’s objectives and a discussion of the Fund’s Fiscal 2023 performance. It will also discuss the market conditions under which the Fund has operated since inception and why these past conditions, along with the Fund’s current positioning, give the team confidence that the Fund is well positioned going forward.

MQR Objectives

The investment objectives of the MQR Fund are to preserve capital during periods of economic decline and provide above-average absolute and relative returns in the long run. “Long run” is defined as an investment performance period that includes a full economic cycle of expansion and contraction in output and equity market prices.

“Above-average absolute returns” means higher than a “fair” equity-like return (i.e., stock market returns over a full market cycle) commensurate with the risk of investing in equities in the long run. The term “absolute return” in no way implies there will be positive returns in any period other than in the “long run” as defined above. Market-value fluctuations are expected to produce significant negative returns in certain short-term periods. Annual market returns are expected to be both positive and negative.

“Above-average relative returns” means returns higher than returns of an equity-market benchmark in the long run. The equity-market benchmark is the MSCI ACWI Index because it is a broad proxy for the world equity market.

ACR achieves each of these objectives by seeking securities that (a) have reliable cash flows and (b) are priced at a discount to a conservative estimate of the present value of these cash flows. The investment team refrains from putting capital to work in a security unless the investment, at fundamental value, is expected by the investment team to generate a return that is materially in excess of inflation.3 We believe the discipline to purchase the security at a discount to our estimate of fundamental value should allow us to earn an excess return over this minimum hurdle. More importantly, the discount to fundamental value has the potential to help protect capital against permanent impairment, thereby increasing the likelihood that the Fund meets its return hurdles.

[3]	Cash flow refers to cash that is available to reinvest in a business, make acquisitions, pay down debt or distribute to shareholders.

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Overview of Fiscal 2023 Performance

MQR Fund shares generated an 11.43% net return in Fiscal 2023 versus a return of 12.58% for the MSCI ACWI (Gross) Index.

MQR’s price performance was materially effected by its U.S.-domiciled holdings, which made up approximately 31% of the Fund’s exposure during the year. U.S.-domiciled holdings were up approximately 20.60% over the period, adding approximately 449 basis points to aggregate returns, versus an increase of 13.84% for the S&P 500 Index4,5.

The three largest detractors and contributors to Fund returns during the fiscal year are discussed in greater length in the following section. However, it should be noted here that ACR focuses on growth in the fundamental value of the overall Fund, and the fluctuations in price in a given year of a few holdings are unlikely to drive the longer-term performance of the Fund. Rather, longer-term performance will be most correlated and causally tied to ACR’s investment team correctly forecasting the discounted cash flows to equity to be received by holders of its investee companies’ shares and purchasing them at a price below fundamental value.

ACR’s fundamental investment approach employs deep research at both the industry and company level. The goal of this approach is to achieve an understanding of a business’s cash flow profile, its ability to redeploy its cash flow, as well as to gain an understanding of the terminal economics of each business it analyzes. ACR’s primary goal in this approach is to have a high probability of only deploying capital at a discount to the present value of a security’s long-term cash flows.

One measure for this is the Fund’s price-to-value (p/v) statistic, currently 0.71x, which measures the discount at which the Fund’s holdings (ex-cash) trade to fundamental value. Its reciprocal, 1/0.71x or 41%, is the amount by which the Fund’s holdings would appreciate in total if they were to each reach fundamental value immediately.

Importantly, ACR would highlight that the p/v statistic of 0.71x is based upon ACR discounting the future cash flows to equity of the Fund’s holdings at a weighted average of 10%. Thus, theoretically, if ACR’s investment team were 100% accurate in its analysis (which it will not be) and were buying the portfolio at a 1 price-to-value, Fund investors would expect to generate a 10% annualized return on the Fund’s equity holdings. Given that ACR believes it is buying companies well below a 1 price-to-value, our analysis suggests returns for the Fund will be better than this if our assumptions prove to be approximately correct.

[4]	A basis point is one one-hundredth of a percent.
[5]	The S&P 500 Index® is made up of large capitalization U.S. Equities, with the index making up approximately 500 of the largest companies in the United States that make up some 80% of the country’s available market capitalization.

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In the above chart, one can see that in the past few years, price-to-value has not converged closer to 1 in the MQR portfolio. Though we do not know when, our belief is that there will be periods when this will occur in the future. One potential catalyst for closing the price-to-value discount in the portfolio is if value stocks gain favor over growth stocks in the period ahead. The “value” versus “growth” phenomenon is discussed more in the section below titled “The Market Conditions Under Which the Fund has Operated Since Inception.”

Detractors and Contributors Fiscal 2023

The three largest detractors for the Fund in FY 2023 were Victoria PLC, Liberty Global, and General Motors.

Victoria PLC

Victoria, a U.K. based flooring manufacturer and distributor, had a poor year due to the convergence of several adverse events. The flooring industry has always had two positive aspects. The first is stable long-term demand and the second is a highly fragmented competitive landscape that makes acquisitions value accretive. Victoria has taken advantage of this market structure for years by supplementing strong organic growth with attractive returns from acquisitions. Recent events have thrown a near-term wrench into the gears of this strategy. High inflation and higher interest rates have led to a double-digit drop in flooring volume and higher interest rates are increasing the company’s interest cost. The convergence of these events is happening at the wrong time for Victoria as its convertible preferred shares have a conversion date of December 2026. Lower near term cash flow generation makes it less likely that Victoria will be able to pay off its preferred shares before the conversion date and instead the preferred shares might convert into equity and dilute current shareholders. We have adjusted our estimate of Victoria’s valuation lower to reflect this potential outcome. We continue to believe that Victoria’s share price is materially undervalued, but due to the wider range of possible outcomes we have kept the position size small.

Liberty Global

Liberty Global is a European telecommunications company with operations in England, Belgium, Switzerland, and the Netherlands. Liberty Global provides broadband, mobile, TV and landline phone services. The reasons for the company’s share price downturn appear related to tepid corporate performance during the year and higher interest rates. We believe the tepid corporate performance is related to high energy prices which we expect to be transitory. We are also not concerned about higher interest rates as the company has long-term dated debt at fixed interest rates. Further, we wonder if higher interest rates might benefit the company. Liberty Global has faced irrational competition from new entrants into the broadband market that have been supported by cheap money during the low interest rate years. Higher interest rates are challenging the viability of these new entrants as many have not, and will not, reach sufficient scale to become profitable with higher interest rates. Several competitors have already gone bankrupt. If interest rates remain higher for longer, the competitive intensity in the broadband market could be lower and allow Liberty Global to grow profit at a higher rate than currently expected. Further, the company continued to execute on what was within its control during the year. It purchased the remaining share of its Belgium business that it did not own at an attractive valuation and repurchased approximately 15% of its shares outstanding at very attractive prices.

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General Motors

General Motors is a U.S. based Original Equipment Manufacturer of automobiles. GM shares traded poorly during the year for three reasons. First, labor negotiations between GM and its primary labor union, the United Auto Workers, caused a partial strike at GM and ended up being settled at a cost higher than what GM and wall street analysts had anticipated. Second, during the year it became apparent that electric vehicle sales industry wide were coming in weaker than expected. This drove fears that GM may have trapped capital in its electric vehicles and will have less robust profitability going forward. Finally, GM shares sold off late in the year as its Cruise autonomous vehicle unit was forced by regulators to stop operating its vehicles in California (and then GM’s management subsequently opted to suspend operations nationally) after one of its vehicles was involved in an accident and regulators deemed that the company had not been transparent in disclosing what happened in the accident. This incident caused GM shares to decline as GM has invested approximately $8 billion in Cruise over the last several years and investors were concerned about the recoverability of this investment. ACR took much of GM’s 2023 news in stride as ACR has always been concerned about a reduction in GM’s margins from labor costs, material costs, and the likelihood of a period of lower profitability as electric vehicles are accepted by the public and ramp production. ACR accounts for this by assuming lower through the cycle margins and unit volumes for GM than it produces today. Too, ACR has perpetually valued Cruise at a roughly 50% discount to the last funding round in which a 3rd party placed capital into Cruise. The current Cruise news is concerning, but GM and ACR continue to believe that the technology is transformational and our research suggests that GM will be able to deploy Cruise’s technology over the next several years. GM continues to accrete substantial fundamental value to shareholders notwithstanding the events above, and with its shares trading at a mid-single digit multiple of ACR’s estimate of its earnings power, it remains one of the cheapest positions in MQR.

The three largest contributors to the Fund in FY 2023 were Fairfax Financial, Lennar, and FedEx.

Fairfax Financial

Fairfax Financial Holdings is a Toronto-based global multi-line property and casualty insurance company with approximately $85 billion in assets. FFH’s shares were a top performer for the Fund in Fiscal Year 2022, and repeated this year as the Fund’s largest contributor. FFH appreciated in 2023 due to a continuation of the two factors that caused it to outperform in 2022. First, FFH entered Fiscal 2023 with a duration in its fixed-income investment book of just 1.2 years which limited FFH’s exposure to rising rates. As rates rose throughout late calendar 2022 and 2023, FFH extended the duration of its fixed-income investment book to 3.1 years and a maturity of nearly 4 years with a yield of 4.9% by October 2023. The increased duration of FFH’s portfolio and a higher yield (4.9% versus approximately 2.5% previously) locks in substantial interest income and income stability for FFH for years to come, which excited the market. Secondarily, the insurance industry continued a “hard market” or period of high pricing per unit of risk insured. The hard market has now been with us for approximately 5 years, and pricing appears to be plateauing. During this period, it is likely that FFH will be able to book substantial underwriting profits while also being able to book conservative reserves that should protect profits in the event of higher than expected claims activity or loss costs. Too, if losses end up being more benign than anticipated, FFH will have an opportunity to release reserves into income over the next several years. ACR’s research indicates that FFH continues to be undervalued based on the level of interest income FFH is likely to generate in the future and the potential for the company to generate large underwriting profits from the current hard market.

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Lennar

Based in Miami, Florida, Lennar is the 2nd largest homebuilder in the United States. Lennar outperformed in the period as rising interest rates forced mortgage rates higher, which in turn caused housing inventory in the secondary market to decline and new home sales to remain robust. Further still, due to the strong margins for homebuilders coming out of the COVID downturn, large production builders like Lennar were able to sacrifice margin and buy down the mortgage rate for its customers in order to drive down customers’ monthly payments. The benefit of driving down customers’ rates down was to further keep production up and provide LEN with the opportunity to more efficiently build out its home communities as well as dispose of land on its balance sheet. LEN operates from a position of strength with industry leading margins and net cash on its balance sheet. LEN is currently trading near ACR’s estimate of fundamental value and could be a source of funds as other opportunities develop.

FedEx

Fedex (FDX) shares appreciated 44% during 2023 after experiencing a 33% price decline in 2022. Beginning in 2022 FDX and peers were forced to navigate parcel volume slowdowns in a post-COVID world. E-commerce penetration accelerated during the pandemic and over the last year the market has been digesting a partial giveback in volumes as shoppers pivot back towards in-person spending. With that said, the e-commerce growth story remains intact but has reverted to long-term trend. Shippers have also faced a slower-than-expected rebound in China volumes following COVID. Despite the challenging macro backdrop shares were rewarded in 2023 as FDX demonstrated strong margin trajectory and outlined a wholesale business re-organization. FDX also maintained its commitment to greater capital returns, lower capex, and an increased focus on ROIC.

CEO Raj. Subramaniam took over from Founder Fred Smith in 2022. Raj is the first non-founder CEO but he had been with FDX for 30 years. In April 2023 Raj announced the merger of FDX’s Ground and Express segments, a major departure with the historically siloed business strategy. Management has made clear that no operational changes are off the table should they be necessary. FDX’s combined business will be better positioned to serve both FDX’s B2B Express customers and the growing e-commerce ecosystem. Key elements of the reorganization include commitments to use more commercial airline capacity internationally, prioritizing high-value time-sensitive parcels on FDX planes, and utilizing cheaper ground and rail transport when applicable. FDX has also announced it is working towards a “one van, one neighborhood” model, so Ground and Express trucks aren’t unnecessarily visiting the same location. From a financial standpoint, the fruits of FDX’s efforts have borne out through strong Ground and Freight margins, despite volume headwinds. FDX has raised yields (pricing) to offset decreased volumes and has willingly shed less-profitable business. FDX will need to continue to demonstrate improvement into 2024, as margins in the Express (air) segment remain below the other segments. We remain constructive as some of the more substantive cost reductions from the Ground/Express merger are still to come, including reducing SG&A and further combination of physical asset bases.

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The Market Conditions Under Which the Fund has Operated Since Inception

In multiple MQR Fund letters, ACR has written about a phenomenon we have called the Value Depression. In 2022, we began to see the reversal of this phenomenon and believed that this might have been the beginning of a move towards a convergence between the relative valuations of growth and value stocks. Alas, 2022 proved to be a head fake and in 2023 we saw a renewed expansion of growth’s outperformance of value. We discuss this phenomenon again below and are as fervent as ever in our belief that there will be a period of normalization between value and growth valuations that will benefit the relative and absolute returns of MQR.

There are two related phenomena that make up the Value Depression. First, “growth” stocks have significantly outperformed “value” stocks since inception of the Fund. Second, U.S. stocks have materially outperformed ex-U.S. stocks. There is some correlation to these items, as ex-U.S. indices are materially underweight technology stocks, which generally are in the “growth” camp. Notably, like the Nifty 50 before them, we now have the Magnificent Seven of Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia and Tesla. One might note that these are all massive companies, in the technology sector, and based in the United States.

One can see in the chart below that value stocks, or those companies that generally have established business models, are likely to grow at rates at or slightly below GDP, and generally have lower multiples have underperformed since inception of the Fund. Meanwhile, those in nascent industries have seen their share prices rise more substantially. One example of this is in the United States, where the Russell 1000 Growth Index6 is up 239% since the inception of the Fund on December 31, 2014, while the Russell 1000 Value index is up just 87%.7

[6]	The Russell 1000 Growth Index® measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index® companies with higher price-to-book ratios and higher forecasted growth values.
[7]	Please reference the appendix for the full MQR Fund performance disclosures. The Russell 1000 Value Index® measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

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Secondarily, the S&P 500 is up 162% since inception of the Fund versus a 44% return for the MSCI ACWI ex USA (“ACWX”).

Each of these factors has held back the Fund’s performance, as ACR’s analysis generally has a “value” tilt to it, and value stocks have been exceptionally out of favor.

This value tilt is not necessarily intentional; rather, ACR’s investment team generally is underinvested in “growthier” businesses as these tend to be companies that trade at high valuation multiples with business models that have not been tested over cycles and where ACR’s investment team has difficulty building confidence in the durability of high growth rates. This is not to say that ACR couldn’t own certain high-growth businesses in the future—and, indeed, one feature of the current portfolio is that our research shows that our companies are positioned to generally grow at the same rate or faster than the MSCI ACWI Index as a whole—but that ACR would have to be confident that it was paying a very low multiple of expected cash flow in the event that we are wrong about a company’s going-forward growth rate.

Value investing is necessarily an endeavor that requires patience and the strength of one’s convictions. The investment team is conscious of the potential that it has “gotten it wrong” and missed a one-time change in the value of growthier companies over those of value companies. However, our bottom-up research continues to show us over and over again that we are being provided an opportunity to assemble a portfolio of a select group of companies that trade at lower multiples than the market, have similar returns on capital as the market, reinvest in their businesses at appropriate rates, and return more capital (in the form of share buybacks and dividends) than the market at large.

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Current Positioning of the MQR Fund

ACR’s investment team believes that the Value Depression has allowed it to create a portfolio that is concentrated in a select number of opportunities with characteristics that are superior to that of the benchmark.

Today, as is shown graphically in the charts below, MQR is structured with a portfolio that has a weighted average price/earnings (P/E)8 ratio that is well below that of the ACWI, with returns on equity9 that are above and price-to-book (P/B) values10 that are well below those of the index. Too, the Fund’s dividend yield has been comparable to the benchmark over time.

As of November 30, 2023, Source: ACR Analysis, Barclays, DataStream

[8]	Price to Earnings compares the market capitalization of a company to the net income available to common equity.
[9]	Return on Equity compares the net income available to common equity to common equity.
[10]	Price to Book compares the market capitalization of a company to its common shareholders’ equity.

9

As of November 30, 2023 Source: ACR Analysis, Bloomberg, S&P Capital IQ

As of November 30, 2023, Source: ACR Analysis, Bloomberg, S&P Capital IQ

10

As of November 30, 2023, Source: ACR Analysis, Bloomberg, S&P Capital IQ

As ever, ACR does not know when the market will appreciate the characteristics of the Fund’s portfolio companies. However, we continue to believe that high-conviction, fundamentally researched portfolios with advantaged characteristics such as those demonstrated in the charts above have the potential to provide the best opportunity for material relative outperformance and absolute returns over the long run.

Conclusion

MQR’s Fiscal Year 2023 performance was acceptable from a relative market-price perspective. Though, ACR recorded just a 5.5% increase in the fundamental value of the MQR portfolio in the period, our research also shows that we are being conservative in not more appreciably marketing up our estimate of fundamental value across a range of holdings. MQR’s holdings continue to have lower P/Es, lower P/Bs, and higher returns on equity relative to that of its benchmark. Given this and the investment team’s deep fundamental research on each holding in the portfolio, ACR’s investment team is confident that the MQR Fund is well-positioned to potentially generate attractive returns in future periods.

Thank you for your continued trust,

Tim Piechowski, CFA ®

Portfolio Manager

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Appendix: MQR Fund’s Performance Disclosures

Total Fund Market Return	Fiscal Year Ended 11/30/2023	5 Years Ended 11/30/2023	Inception To Date Return[1]
MQRIX at NAV	11.43%	7.64%	5.80%
MSCI ACWI (Gross) Index	12.58%	9.61%	8.42%

[1]	Reflects 107 months of performance, annualized, as fund was launched 12/31/2014.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.25% of the average daily net assets of Class I shares of the Fund. This agreement is in effect until March 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees.

The performance data quoted here represents past performance, which is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Appendix: ACR’s Investment Principles

Investment Principles

Fundamental value and risk are our focus when evaluating investments

Fundamental (or intrinsic) value is the cash generated by an enterprise or asset over its useful life. Fundamental value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase, which is higher than fundamental value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse fundamental value with market price. Market price is what we pay. Fundamental value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Fundamental value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others—well informed or not—were willing to pay for it at various times in the past.

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Fundamental value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new-era theories that have driven market prices to speculative levels in the short run have always succumbed to fundamental value in the long run.

We insist on quality with a “margin of safety”

The quality of a security is defined by the reliability of the cash flows or assets that comprise its fundamental value. The quality of an investment is defined by the price paid for the fundamental value received.

A quantifiable “margin of safety” is the hallmark of a quality investment. For higher-rated fixed-income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower-rated fixed-income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the fundamental value of a company must be significantly greater than its price. For other types of investments and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better-than-average. The problem is most investment managers believe they are better-than-average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative-return advantage or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk-reducing as well as value-enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between fundamental value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price.

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Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between fundamental and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will underperform at some time, and usually this is the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

The views in this letter were as of November 30th 2023, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. All investments involve risk, and principal loss is possible. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more-established companies or market averages in general. The prices of fixed- income securities respond to economic developments, particularly interest-rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Investments in foreign securities may involve risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation.

Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. Derivatives may be more sensitive to changes in market conditions and may amplify risks. Short sales by a Fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Fund holdings are subject to change. Please see full holdings in the Schedule of Investments in this report.

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November 30, 2023

Dear Shareholders:

The ACR Alpine Capital Research investment team is pleased to present our seventh annual investment report for the ACR International Quality Return Fund (“IQR” or “IQR Fund” or “the Fund”) covering the period November 30, 2022, through November 30, 2023.

Our aim with this annual report is to provide you with the information you need to understand the Fund’s investment principles, its recent performance, its current positioning, and its potential longer-term prospects. We believe that once shareholders understand the investments they own and why they own them, they can make decisions based on knowledge, not short-term noise/emotion. We believe that making long-term decisions based on knowledge is the most reliable way to achieve investment success in a world that is becoming increasingly short-term oriented.

We understand that your trust and confidence in ACR and the IQR Fund is contingent upon the integrity between ACR’s words and actions, and ultimately the IQR Fund’s investment results. The ACR investment team will strive to earn and keep that trust and confidence, and we look forward to partnering with shareholders for many years of prosperity and intelligent decision- making.

Sincerely,

Willem Schilpzand, CFA®

Portfolio Manager

190 Carondelet Plaza, Suite 1300 I St. Louis, MO I 63105

t 314.932.7600 | f 314.932.1111 | 877.849.7733 | acr-invest.com

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Management’s Discussion of Fund’s Performance

The net performance of the Fund’s I Class shares for fiscal year 2023, from November 30, 2022, to November 30, 2023, was 13.91% versus 9.26% for the Fund’s benchmark, the MSCI All Country World Ex-U.S. Index (definition in the disclosure section). Below are the topics we will cover in this letter.

I.	The IQR Investment Process Under Uncertainty
II.	Fiscal Year 2023 in Review
III.	Fish Where the Fish Are
IV.	Longer-Term Returns
V.	IQR Fund Positioning and Potential Prospects
VI.	Conclusions
VII.	Appendix

I.	The IQR Investment Process Under Uncertainty

“The only thing that is certain is uncertainty.”
	-	Voltaire

The last several years have shown that uncertainty is alive and well. A pandemic, wars, natural disasters, high inflation, increasing interest rates, constrained supply chains, banking and real estate crises and artificial intelligence advances were not on most market participants’ radar screens. However, just because the future is, and always will be, uncertain, that does not mean we can’t prepare for it and prosper during its unfolding. This section addresses how the IQR Fund’s investment process attempts to neutralize the continuous change in the world to increase the odds of long-term satisfactory investment returns.

The IQR Fund’s investment process can be simplified into six steps. (1) only consider quality companies for investment, (2) value companies with a long-term investment perspective, (3) “normalize” company performance, (4) invest at a sufficient discount to estimated value, (5) balance concentration with diversification at the portfolio level, and (6) optimize the portfolio with active decision making. With this discipline, global events should not have a material impact on the IQR Fund portfolio or its long-term prospective returns.

(1)	Only consider quality companies for investment

A quality company is one selling products/services that we expect to sustain customer demand over a long period of time, thus ensuring the company’s long-term viability. Further, we evaluate a company’s balance sheet, competitive position, management team, and profitability to determine its quality. A quality company, as we define it, should be resilient to, or thrive after, periods of change. In challenging times, the company’s products/services will continue to be in demand, its balance sheet supports survival, its competitive position allows for market share gains as weaker competitors falter and its profitability will eventually reward shareholders. The IQR Fund attempts to protect investors from uncertainty by investing in quality companies resilient to change.

(2)	Value companies with a long-term investment perspective

Taking a long-term view is a luxury only reserved for investors who limit their investment considerations to companies that are long-term viable (previous step). Investors without a quality criterion in their selection process are confined to speculating on short-term outcomes. We consider this a fool’s game. Taking a long-term perspective focuses the IQR Fund’s investment team on the aspects of an investment that matter and allows short-term noise surrounding companies to cancel out at the portfolio level. From our experience, the items that matter most for companies over the longer term often revolve around the lifecycle of the company’s products/services, its competitive position in its industry, the dynamics among industry competitors, company strategy and the capital allocation decisions made by the management team. Unfortunately, companies’ quarterly conference calls remain dominated by inconsequential short-term questions that nevertheless continue to influence short-term share prices. This dynamic is why the IQR Fund can often look foolish in the short term. Over the longer term, however, we expect IQR Fund shareholders to be rewarded as the Fund’s focus on a company’s business drivers eventually translates into corporate performance and share price appreciation.

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(3)	“Normalize” company performance

Adjusting for non-linear corporate performance is an important acknowledgement of how the world works. We included the illustration below in last year’s letter, but it makes the point we are trying to get across here as well. The principle applies to various aspects of life (e.g., the path taken to your eventual spouse, your current job, your residence). Rarely, if ever, do things go exactly as planned without any setbacks along the way. Business outcomes mirror this unpredictability. We cannot be certain when a company we invest in will face a setback, but it is certain one will happen over time. To neutralize this “risk” of non-linear corporate performance, we adjust the businesses’ current end market demand to a normal environment and incorporate recessions in our valuation models. Adjusting a company’s end market demand level to a normal level can either imply increasing earnings for a company currently facing a lower-than-normal level of demand for its products/services or reducing earnings for a company benefiting from excess demand. While each company is different, our experience has been that incorporating the winding path (i.e., a recession) reduces a valuation by approximately 10% versus a company valued without this adjustment. Said differently, a company valued on a straight path of execution is likely 10% overvalued compared to its value in reality. Normalizing earnings and incorporating a winding path to execution should shield IQR Fund investors from the inevitable cycles in the economy, business, and execution.

(4)	Invest at a sufficient discount to estimated value

This step is another acknowledgment of reality and guards IQR Fund investors from the inevitable, but hopefully rare, mistakes made by the investment team. To instill humility into our process, we demand a share price at a minimum 20% discount to our estimate of value before we invest. A larger demanded discount to estimated value before investment is not necessarily desirable, however. We attempt to weigh the benefit of having this margin of safety (i.e., the discount to estimated value) with the reality of narrowing the opportunity set. The IQR Fund’s objective is to generate a satisfactory absolute return over time, and this is unlikely to be obtained without discipline around pricing but is equally unlikely to be obtained by setting an excessively high hurdle (i.e., a higher demand discount to value). Incorporating the work performed in step 1-3, we believe a minimum 20% discount to our estimate of value is the right balance. It mitigates the risk of mistakes while providing a reasonable expectation of identifying compelling investment opportunities in most investment environments.

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(5)	Balance concentration with diversification at the portfolio level

Concentration can be investment return enhancing and risk reducing when investments are thoroughly researched and are purchased at attractive prices (i.e., discount to estimated value). This aligns with Andrew Carnegie’s statement, “put all your eggs in one basket and watch that basket.” An uncertain future and the potential for making investment mistakes, however, demand a certain level of diversification. We believe the right balance between concentration and diversification is a portfolio of approximately 20 investments. This still allows the investment team to thoroughly understand the businesses in the portfolio and to make higher conviction statements about valuation, business drivers and risk factors. This in turn allows the investment team to construct a portfolio that provides sufficient diversification across company risk factors. Step 5 is focused on making the IQR Fund portfolio robust to unforeseen events while providing an expectation for satisfactory long-term returns.

(6)	Optimize the portfolio with active decision making

An index fund is captive to its existing investments and its weightings depend on recent share price performance. Therefore, indexes are by nature trend following. An active strategy like the IQR Fund, however, can make continuous decisions that seek to optimize the expected future outcome of the strategy. At any point in time, we can make changes to the portfolio based on the ever-changing global economy and prospective returns implied by company share prices. At one price an investment might serve as an attractive return proposition and simultaneously diversify other risk exposures in the portfolio. At another price either or both might stop being true. The IQR Fund can, and does, allocate capital actively across its portfolio or away from existing and into new opportunities. We believe this is a powerful tool to blunt the impact of an uncertain future and increase the odds of generating a satisfactory long-term return.

Conclusion

The future is uncertain, yet we believe this is not a hindrance to deploying capital with the expectation for satisfactory long-term returns. As outlined above, the IQR Fund has a disciplined investment process that attempts to neutralize unknown future outcomes. We limit our investment universe to companies that are robust to change and economic hiccups. We focus on the long-term to hone in on the aspects of investments that really matter and remove the risk of being swayed by near-term noise. We adjust for the business cycle and incorporate a discount in our valuation for the inevitable nonlinear path of business performance. We incorporate a margin of safety to guard against mistakes. We diversify the Fund’s portfolio to not have too much exposure to specific risk factors. Lastly, we actively monitor our portfolio and the opportunity set in international markets to optimize the portfolio for changing circumstances. We believe each in isolation is helpful but in combination provide a high probability of generating satisfactory returns over the longer term irrespective of macro or geopolitical volatility.

II.	Fiscal Year 2023 in Review

The net performance of the Fund’s I Class shares for fiscal year 2023, from November 30, 2022, to November 30, 2023, was 13.91% versus 9.26% for the Fund’s benchmark, the MSCI All Country World Ex-U.S. Index. The fiscal 2023 results were a satisfactory step toward our goal of generating attractive longer term investment returns. In this section we will discuss the top contributors, top detractors, and our overall portfolio activity.

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Top Three Contributors

The primary contributors for the Fund in fiscal 2023 were Fairfax Financial (Fairfax), Kits Eyecare (KITS) and Greencore Plc (Greencore).

Fairfax, a Canadian insurance company, generates profit in two ways. The first involves profit from its underwriting activities. If Fairfax takes in more premium from its policy holders than it eventually pays out in claims and corporate expenses, it has earned an underwriting profit. The second is through returns on its investment book. Insurance companies take in policy premiums from policy holders, and can invest this customer premium (i.e., float) until the money is needed to pay out claims. Fairfax has benefited from the increasing interest rate environment by reinvesting float at higher interest rates, and this has increased the company’s profit. Fairfax’s share price has increased substantially in the past two years, and we now consider the company’s share price fairly valued, hence we trimmed the position during the year.

KITS is a Canadian eyecare manufacturer and direct-to-consumer online retailer. We believe that KITS has a better mousetrap than many competitors, as its insourced manufacturing and its online-only business model allow for lower costs and faster delivery. KITS’ business is gaining traction as its 2023 revenue has grown greater than 30% and its gross margins have expanded by approximately 4% to greater than 34%. KITS was always a small position in our Fund due to lower liquidity in its shares and the wider range of possible outcomes, but after a share price increase of greater than 100% in fiscal 2023 it was still one of our largest contributors. We have subsequently trimmed our position in KITS to right-size the position in the portfolio after this year’s share appreciation.

Greencore, a U.K. based food-to-go manufacturer and distributor, rebounded from a poor share price performance in fiscal 2022. In last year’s annual letter, we stated that we believed Greencore’s low share price was due to first level thinking (e.g., high inflation leads to higher sandwich costs which leads to lower customer demand) and incorrect assessment of the company’s quality and market position. Our assessment appears to be playing out as the company grew revenue double-digits and gained market share during the year. Greencore also initiated a share repurchase program during mid-2022 and has been repurchasing shares at attractive prices ever since. The market is rewarding Greencore’s performance, and its share price increased by approximately 50%. We added to our Greencore position in early fiscal 2022 and have not trimmed our position as our research highlights that the share price remains sufficiently undervalued.

Top Three Detractors

Our primary detractors were Naked Wines Plc (Naked Wines), Liberty Global Plc (Liberty Global) and Victoria Plc (Victoria).

Naked Wines was our largest detractor in fiscal 2022 and it again has that distinction this year. We detailed our investment in Naked Wines in last year’s letter, so we will not repeat it here. In short, we made a mistake and overestimated the quality of Naked Wine’s business. Customer demand for its products has been lower than we expected. Facing a more challenging landscape in 2023, the company underwent leadership changes, removing its Chairman and CEO. Positive changes during the year were the return of the company’s founder as CEO, the addition of a shareholder representative to the Board and the company pivoting from investment to cost reduction. We started the year with a small position in the company and maintain a small position currently. The range of outcomes for the company is wide, but we see various paths to a significantly higher share price. We look forward to seeing whether the company can meet our expectations.

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Liberty Global is a European telecommunications company with operations in England, Belgium, Switzerland, and the Netherlands. Liberty Global provides broadband, mobile, TV and landline phone services. The reasons for the company’s share price downturn appear related to tepid corporate performance during the year and higher interest rates. We believe the tepid corporate performance is related to high energy prices which we expect to be transitory. We are also not concerned about higher interest rates as the company has long-term dated debt at fixed interest rates. Further, we wonder if higher interest rates might benefit the company. Liberty Global has faced irrational competition from new entrants into the broadband market that have been supported by cheap money during the low interest rate years. Higher interest rates are challenging the viability of these new entrants as many have not, and will not, reach sufficient scale to become profitable with higher interest rates. Several competitors have already gone bankrupt. If interest rates remain higher for longer, the competitive intensity in the broadband market could be lower and allow Liberty Global to grow profit at a higher rate than currently expected. Further, the company continued to execute on what was within its control during the year. It purchased the remaining share of its Belgium business that it did not own at an attractive valuation and repurchased approximately 15% of its shares outstanding at very attractive prices. We added to our position during the year and expect IQR Fund investors to be rewarded for their patience.

Victoria, a U.K. based flooring manufacturer and distributor, has had a poor year due to the convergence of several adverse events. The flooring industry has always had two positive aspects. The first is stable long-term demand and the second is a highly fragmented competitive landscape that make acquisitions value accretive. Victoria has taken advantage of this market structure for years by supplementing strong organic growth with attractive returns from acquisitions. Recent events have thrown a near-term wrench into the gears of this strategy. High inflation and higher interest rates have led to a double-digit drop in flooring volume and higher interest rates are increasing the company’s interest cost. The convergence of these events is happening at the wrong time for Victoria as its convertible preferred shares have a conversion date of December 2026. Lower near term cash flow generation makes it less likely that Victoria will be able to pay off its preferred shares before the conversion date and instead the preferred shares might convert into equity and dilute current shareholders. We have adjusted our estimate of Victoria’s valuation lower to reflect this potential outcome. We did not sell or buy any Victoria shares during the year. We continue to believe that Victoria’s share price is materially undervalued, but due to the wider range of possible outcomes we have kept the position size small.

Portfolio Activity

The IQR Fund started the fiscal year with a 2.6% cash balance and ended the year with 5.8% cash. We sold the Fund’s investment in Thales SA during the year and added one new investment, JD Sports Fashion. Thales is a French defense company whose share price appreciated materially after Russia invaded Ukraine and various E.U. governments vowed to increase their defense spending. We estimated that the share price increase fully reflected the likely corporate performance improvement over the longer term, and hence we sold our investment at a large gain.

We reduced our position in Burford Capital, a global litigation finance company, after it won a large verdict in a long running lawsuit against the Argentinian government. The share price reacted very positively to the verdict, but we are less optimistic about the eventual recoverability of the amount owed to Burford. The share price increase outpaced our estimate of value increase, and hence we trimmed the position.

We increased our position in ISS A/S, a Danish facility services company, to a top three position after the share price came under pressure from the CEO leaving to become the CEO of Carlsberg, a Danish global beer brewer. The ISS CEO was well respected, but we do not see his departure as anything more than him accepting a great opportunity to become the CEO of one of Denmark’s best businesses. ISS’s CFO was promoted to become the new CEO, and he is likely to continue implementing the existing strategy that has generated strong corporate results in the past two years. We are excited to have been able to materially add to our position at what we consider to be a bargain price.

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We also increased our Eurocell position to a top three holding in the Fund. Eurocell is a U.K. based recycler, manufacturer, and retailer of PVC window frames. Similar to Victoria Plc, Eurocell operates in the RMI (repair, maintenance, and investment) industry and its revenue is tied to housing turnover. While higher inflation and higher interest rates have temporarily reduced near-term demand for Eurocell’s products, Eurocell’s product volume should rebound, the company should continue to take market share and profit should be higher in a couple of years.

As discussed previously, we also trimmed our positions in KITS and Fairfax due to their respective share prices approaching our estimate of fundamental value.

We invested in JD Sports Fashion in October 2023. JD Sports is a global retailer of branded sport fashion, focusing on footwear and apparel. The company’s share price had been under pressure from an expectation of lower near-term customer demand for its products due to higher inflation and lower consumer confidence. Further, the market appeared concerned about the longer-term threat of large suppliers like Nike and Adidas reducing product assortment to third party retailers like JD Sports in favor of their own distribution channels (i.e., stores or online sales). We considered the first “concern” of limited importance as the market price already reflected a sufficient near-term profit headwind. JD Sports has historically gained market share in all its geographies due to higher investment and better assortment in its stores driving higher traffic, and better execution in its stores increasing purchase frequency. We expect JD Sport’s superior business execution to continue to drive long-term share gains in a growing global sports fashion market. The second “concern” about the risk of sport brands reducing allocation to third party retailers and insourcing more of their distribution is a real concern for the industry, but we do not think it applies to JD Sports. The sport apparel and footwear market are fragmented with many small retail locations. These stores are mostly undifferentiated and vary greatly in customer service and customer value proposition. The large sport brands like Nike and Adidas will likely increasingly want to partner with differentiated third-party retailers that can meet their brand standards and expand their distribution. We expect JD Sports to be a winner in this regard. JD Sports’ stores are brand enhancing for major sport brands, and JD Sports has a competency in selling apparel which is a highly attractive market for major sport brands to participate in. We expect shareholders in the company to be rewarded for JD Sports’ solid competitive position and store execution over time.

III.	Fish Where the Fish Are

In honor of the recently deceased Charlie Munger, Warren Buffett’s right-hand man, a brilliant thinker, witty philosopher, and investment role model for fundamental based investors like ACR, we named this section after one of his famous quotes.

Charlie Munger's pithy advice, "fish where the fish are," resonates powerfully with us as international investors. The U.S. market often basks in the spotlight, but we believe that international equity markets present a stocked pond of attractive investment opportunities.

One compelling reason to dive into international waters is the stark valuation gap as illustrated by the cyclically adjusted price-to-earnings (CAPE) ratios. The CAPE ratio smooths out short-term earnings fluctuations across a 10-year period, offering a more accurate picture of long-term market valuation. As of November 2023, the U.S. market sported a CAPE of 30.5, significantly higher than the global-ex U.S. median CAPE of 18.6. This suggests that international equities, on average, could offer greater potential for future price appreciation due to their lower entry points.

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As of November 30, 2023

Source: ACR analysis, Barclays Research, DataStream

The investment opportunity in international markets is not just about current low valuations, as we see structural opportunities that the IQR Fund is uniquely capable of exploiting. Firstly, we believe the addressable market for high quality companies (i.e., companies that provide long-term viable products/services, have a strong market position, generate an attractive return on capital) is larger in international markets. The U.S. is a large geographical area with a large addressable consumer pool with more homogenous demands. This requires businesses to be of a sufficient size to compete effectively. In the U.S., smaller size companies often have supplier, customer, or product concentration and this makes them less robust to changing business, economic or competitive dynamics. Companies that are less robust to change are of lower quality and do not fit our strict investment criteria. International markets are, however, more heterogenous (e.g., different languages, varying customer demands, increased regulations, smaller geographies). This market structure increases the odds of viability at a smaller market cap size. Smaller to mid capitalization companies in international markets are more likely to have diversification among customers/suppliers/products, have strong competitive positions, and generate attractive returns on capital. We expect the all-cap (i.e., small cap to large cap) IQR Fund to take advantage of this larger addressable market opportunity of quality companies over time. Secondly, international markets have greater idiosyncratic volatility due to more rule making bodies, fiscal policies, business cycles and monetary policies. Higher volatility in the short term can be unnerving, but it rewards higher quality companies with market share gains over time, and it presents opportunities for the patient, fundamental investor to invest in companies at deep discounts. Thirdly, international markets have lower levels of research coverage than U.S. markets, and we believe this can lead to less efficiently priced securities. We expect the IQR Fund, with its focus on thorough fundamental research, to benefit from this structural tailwind over time. Lastly, international markets can exhibit stronger alignment between management and shareholder interests. This stems from factors like higher ownership stakes held by founders and families. Thorough research is necessary to align with the right management teams, but we believe higher levels of ownership insulate management teams from the short-termism prevalent in the U.S. and allows for more appropriate capital allocation to improve the odds of sustainable long-term shareholder returns.

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International - More High-Quality Companies	International – Greater Idiosyncratic Volatility

International - Lower Research Coverage	International - Have More Shareholder Alignment

Source: ACR analysis, Capital IQ. Data retrieved January 2023.

From a valuation standpoint and from a structural opportunity set perspective, we believe that international markets are an attractive pond in which to go fishing for attractive long-term investment returns. We expect the IQR Fund’s focus on quality businesses, its all-capitalization mandate, its intensive fundamental research process, and its long-term investment horizon to allow the fund to capitalize on the international market opportunities and deliver satisfactory returns over time.

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IV.	Longer-Term Returns

Below is the annual performance of the IQR Fund and its benchmark.

As of November 30, 2023. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-855-955-9552. Per the most recent prospectus, gross and net expense ratios were 1.56% and 1.10%, respectively.

The IQR Fund got off to a slow start with capital deployment in 2017 (average cash balance of 50% - reference cash balance chart in next section) and, hence, got left behind when the market rallied strongly during that year. After the start-up phase, we believe the IQR Fund performance versus its benchmark is more illustrative.* The investment returns generated in the Fund’s short history are below our objectives, but the next section will highlight why we remain confident in meeting the Fund’s absolute- and relative-return objectives over the longer term.

*	Please reference the appendix for the full IQR Fund performance disclosures.

	Fiscal Year Ended		Since
	11/30/2023	5 Yr	Inception
IQR Fund	13.91%	4.59%	3.22%
MSCI ACWI ex USA Index	9.26%	5.06%	5.65%

Inception date of the Fund is December 30, 2016, and returns are annualized for the period ended November 30, 2023. Past Performance is no guarantee of future results.

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V.	IQR Fund’s Positioning and Potential Prospects

The Fund’s cash balance increased slightly in fiscal 2023 to 5.8% from 2.6%. We describe the dynamics of these changes in the fiscal 2023 review section. The portfolio remains nearly fully invested, and this is a function of an ability to remain diversified at a portfolio level and deploy capital at what we believe to be very attractive prospective returns.

The Fund’s price to value (P/V) on the entire portfolio (including the cash balance) increased slightly from 0.59 to 0.62. In last year’s letter we included a chart for the P/V of the portfolio’s equity only allocation (excluding cash) and that was 0.58. The portfolio is not as attractively valued as it was at fiscal year-end 2022, but the Fund generated a 13.91% return for fiscal 2023 and closed the year at a still very attractive P/V of 0.62. The historical average P/V has been approximately 0.75, and we believe this highlights that today’s portfolio remains very attractive from an absolute level and relative to the IQR Fund’s own history.

Source: ACR

As of November 30, 2023

Past Performance is no guarantee of future results.

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The below chart highlights our estimate of the “value gap” between the IQR Fund’s trading price and what we assess its fundamental value to be. Our assessed value of the IQR Fund is dependent on the capital allocated to investments versus held in cash, our estimate of the value of the individual investments comprising the IQR Fund and the corporate performance of the Fund’s investments. We currently estimate that the fundamental value of the Fund is approximately $18.12 per share compared to its fiscal year end 2023 trading price of $11.26. This sizeable “value gap” and the composition of our portfolio give us confidence in our potential to generate satisfactory future returns.

VI.	Conclusions

In a volatile and uncertain world, we believe the IQR Fund investment process is fit for purpose. Further, we believe the international markets should continue to provide a great opportunity set for an active and fundamental based investment strategy, like the IQR Fund, to search for compelling long-term investments. Lastly, fiscal 2023 was a satisfactory year, and the Fund’s current composition and current valuation allow us to look toward the future with confidence of obtaining our investment objective to generate satisfactory long-term returns.

Thank you for your continued trust, and please reach out to us if you have any questions.

The ACR Investment Team

Willem Schilpzand, CFA®

Portfolio Manager

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Appendix: Notes on the IQR Fund Investment Objectives

IQR Fund Investment Objective

“The investment objective of the ACR International Quality Return (IQR) Fund (the “Fund” or “IQR Fund”) is to protect capital from permanent impairment while providing a return above both the Fund’s cost of capital and the Fund’s benchmark over a full market cycle.”

It is important to note that “providing a return above the Fund’s cost of capital and the Fund’s benchmark” are performance objectives the Fund expects to meet. We consider the “cost of capital” of the Fund to be approximately 6% real + inflation (the opportunity cost for our Fund shareholders). The Fund’s benchmark is the MSCI All Country World Ex-U.S. Index. The timeframe of “over a full market cycle” remains purposefully undefined as market prices can vary widely from fundamental value over the short to medium term. The IQR Fund has no control over when prices start to converge towards underlying fundamental value (as determined by actual cash flows of companies), but history and corporate financial theory give us significant confidence that prices will eventually converge with value. This is the Fund’s advantage. We make the trade-off for short- to medium-term uncertainty for the opportunity to outperform over the longer term (i.e., “a full market cycle”). “Protect capital from permanent impairment” is a philosophical objective that signals to Fund shareholders that the IQR Fund is resolutely focused on risk and will not allocate capital (i.e., will build a cash balance) in the absence of satisfactory risk/reward investment opportunities. This is a similar methodology to what private equity firms deploy, but IQR executes this strategy in the public markets. “Risk” does not mean volatility, as the IQR Fund portfolio is expected to move around similarly to markets, but “risk” means taking equity risk and not getting an equity-like return over a sufficiently long investment period.

Appendix: IQR Fund’s Performance Disclosures

	Fiscal Year Ended	Fiscal Year Ended	Since
	11/30/2022	11/30/2023	Inception
IQR Fund	-23.95%	13.91%	3.22%
MSCI ACWI ex USA Index	-11.87%	9.26%	5.65%

Inception date of the Fund is December 30, 2016. Past Performance is no guarantee of future results.

Per the most recent prospectus, gross and net expense ratios were 1.56% and 1.10%, respectively.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.10% of the average daily net assets of Class I shares of the Fund. This agreement is in effect until March 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-855-955-9552.

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The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,261 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. One cannot invest directly in an index.

Appendix: ACR’s Investment Principles

Investment Principles

Fundamental value and risk is our focus when evaluating investments

Fundamental (or intrinsic) value is the cash generated by an enterprise or asset over its useful life. Fundamental value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase that is higher than fundamental value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse fundamental value with market price. Market price is what we pay. Fundamental value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Fundamental value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others—well informed or not—were willing to pay for it at various times in the past.

Fundamental value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new-era theories that have driven market prices to speculative levels in the short run have always succumbed to fundamental value in the long run.

We insist on quality with a “margin of safety”

The quality of a security is defined by the reliability of the cash flows or assets that comprise its fundamental value. The quality of an investment is defined by the price paid for the fundamental value received.

A quantifiable “margin of safety” is the hallmark of a quality investment. For higher-rated fixed-income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower-rated fixed-income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the fundamental value of a company must be significantly greater than its price. For other types of investments, and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

28

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better than average. The problem is most investment managers believe they are better than average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we believe we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative-return advantage or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk-reducing as well as value-enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between fundamental value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price. Diversification does not ensure a profit or protect against a loss in a declining market.

Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between fundamental and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will underperform at some time, and this could be the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

29

The views in this letter were as of November 30, 2023, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. All investments involve risk, and principal loss is possible. Investments in the securities of United Kingdom (“U.K.”) issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the U.K. The U.K. trades heavily with other European countries, the United States and China, and it may be impacted by changes to the economic health of its key trading partners. The U.K. also relies heavily on the export of financial services. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. The Fund invests in ETFs (exchange-traded funds) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time.

Fund holdings are subject to change. Please see full holdings in the Schedule of Investments in this report.

30

ACR Multi-Strategy Quality Return (MQR) Fund
FUND PERFORMANCE at November 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI ACWI Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,469 constituents, the index covers approximately 85% of the global investable equity opportunity set.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2023	1 Year	5 Years	Since Inception	Inception Date
Class I	11.43%	7.64%	5.80%	12/31/14
MSCI ACWI Index	12.58%	9.61%	8.42%	12/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Gross and net expense ratios for Class I shares were 1.61% and 1.27%, respectively, which were the amounts stated in the current prospectus dated April 1, 2023. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of Class I shares of the Fund. This agreement is in effect until March 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

31

ACR Multi-Strategy Quality Return (MQR) Fund
FUND PERFORMANCE at November 30, 2023 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

32

ACR International Quality Return (IQR) Fund
FUND PERFORMANCE at November 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI ACWI ex USA Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 1,866 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of November 30, 2023	1 Year	5 Years	Since Inception	Inception Date
Class I	13.91%	4.59%	3.22%	12/30/16
MSCI ACWI ex USA Index	9.26%	5.06%	5.65%	12/30/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Gross and net expense ratios for Class I shares were 1.56% and 1.10%, respectively, which were the amounts stated in the current prospectus dated April 1, 2023. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of Class I shares of the Fund. This agreement is in effect until March 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

33

ACR International Quality Return (IQR) Fund
FUND PERFORMANCE at November 30, 2022 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

34

ACR Multi-Strategy Quality Return (MQR) Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2023

Number
of Shares		Value
	COMMON STOCKS — 92.9%
	COMMUNICATIONS — 9.9%
8,000	IAC, Inc.*	$382,640
144,500	Liberty Global Ltd. - Class C*[1,2]	2,433,380
61,000	Liberty Latin America Ltd. - Class C*[2]	416,630
210,000	Vodafone Group PLC - ADR[1]	1,902,600
		5,135,250
	CONSUMER DISCRETIONARY — 18.7%
134,000	Cie Plastic Omnium S.E.	1,666,052
42,000	General Motors Co.[1]	1,327,200
26,000	Lennar Corp.	2,983,240
24,200	Magna International, Inc.[2]	1,304,622
157,000	Nerdy, Inc.*	408,200
100,000	Victoria PLC*	318,142
177,467	Vistry Group PLC	1,673,737
		9,681,193
	CONSUMER STAPLES — 1.0%
400,000	Greencore Group PLC*	499,684
	ENERGY — 2.2%
8,000	Chevron Corp.	1,148,800
	FINANCIALS — 31.1%
300,000	Barclays PLC - ADR[1]	2,166,000
100,753	Burford Capital Ltd.	1,368,643
48,500	Citigroup, Inc.[1]	2,235,850
5,200	Fairfax Financial Holdings Ltd.[1,2]	4,793,932
62,000	Jefferies Financial Group, Inc.[1]	2,197,280
50,000	Power Corp. of Canada	1,383,567
109,952	Protector Forsikring A.S.A.	1,961,251
		16,106,523
	HEALTH CARE — 2.0%
47,000	Medmix A.G.[3]	1,004,728
	INDUSTRIALS — 23.5%
18,000	AerCap Holdings N.V.*[2]	1,227,960
29,400	Ashtead Group PLC	1,776,519
17,500	DCC PLC	1,183,087
810,000	Eurocell PLC	1,222,005
10,000	FedEx Corp.	2,588,300
70,000	ISS A/S	1,205,697
30,000	Sulzer A.G.	2,984,526
		12,188,094

35

ACR Multi-Strategy Quality Return (MQR) Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2023

Number
of Shares		Value
	COMMON STOCKS (Continued)
	REAL ESTATE — 1.6%
127,733	Five Point Holdings LLC - Class A*	$325,719
7,000	Howard Hughes Holdings, Inc.*	514,570
		840,289
	TECHNOLOGY —2.9%
20,000	Dell Technologies, Inc. - Class C	1,517,400
	TOTAL COMMON STOCKS
	(Cost $46,287,182)	48,121,961
	PREFERRED STOCKS — 1.6%
	ENERGY — 1.6%
3,073	EPI Preferred Holdings, Inc.[4,5,6]	829,710
	TOTAL PREFERRED STOCKS
	(Cost $161,363)	829,710

Principal
Amount
	U.S. TREASURY BILLS — 3.9%
	United States Treasury Bill
$2,000,000	0.000%, 12/5/2023	1,998,828
	TOTAL U.S. TREASURY BILLS
	(Cost $1,998,827)	1,998,828
	SHORT-TERM INVESTMENTS — 3.0%
$1,546,383	UMB Bank Demand Deposit, 4.78%[7]	1,546,383
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,546,383)	1,546,383

	TOTAL INVESTMENTS — 101.4%
	(Cost $49,993,755)	52,496,882
	Liabilities in Excess of Other Assets — (1.4)%	(712,540)
	TOTAL NET ASSETS — 100.0%	$51,784,342

Number
of Shares
	SECURITIES SOLD SHORT — (0.9)%
	EXCHANGE-TRADED FUNDS — (0.9)%
(2,500)	iShares Russell 2000 ETF	(449,150)
	TOTAL EXCHANGE-TRADED FUNDS
	(Proceeds $382,871)	(449,150)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $382,871)	$(449,150)

ADR - American Depository Receipt

ETF - Exchange-Traded Fund

LLC - Limited Liability Company

PLC - Public Limited Company

36

ACR Multi-Strategy Quality Return (MQR) Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2023

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $8,014,431, which represents 15.5% of total net assets of the Fund.
[2]	Foreign security denominated in U.S. Dollars.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,004,728 which represents 1.9% of total net assets of the Fund.
[4]	Level 3 securities fair valued under procedures established by the Board of Trustees, represent 1.6% of total net assets of the Fund. The aggregate value of these securities is $829,710.
[5]	Post-reorganization assets.
[6]	Security in a privately owned company.
[7]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

37

ACR Multi-Strategy Quality Return (MQR) Fund
SUMMARY OF INVESTMENTS
As of November 30, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	31.1%
Industrials	23.5%
Consumer Discretionary	18.7%
Communications	9.9%
Technology	2.9%
Energy	2.2%
Health Care	2.0%
Real Estate	1.6%
Consumer Staples	1.0%
Total Common Stocks	92.9%
Preferred Stocks	1.6%
U.S. Treasury Bills	3.9%
Short-Term Investments	3.0%
Total Investments	101.4%
Liabilities in Excess of Other Assets	(1.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

38

ACR International Quality Return (IQR) Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2023

Number
of Shares		Value
	COMMON STOCKS — 93.7%
	BERMUDA —8.3%
228,218	Liberty Global Ltd. - Class C*[1]	$3,843,191
331,502	Liberty Latin America Ltd. - Class C*[1]	2,264,159
		6,107,350
	CANADA — 7.6%
3,916	Fairfax Financial Holdings Ltd.	3,599,344
527,710	KITS Eyecare Ltd.*	2,033,842
		5,633,186
	DENMARK — 6.6%
280,578	ISS A/S	4,832,745
	FRANCE — 11.8%
112,673	Accor S.A.	3,917,567
283,153	Cie Plastic Omnium S.E.	3,520,504
20,210	Danone S.A.	1,299,553
		8,737,624
	GUERNSEY —2.1%
114,832	Burford Capital Ltd.	1,559,894
	IRELAND — 13.4%
87,754	DCC PLC	5,932,606
3,142,977	Greencore Group PLC*	3,926,241
		9,858,847
	NORWAY — 4.7%
103,891	Multiconsult A.S.A.[2]	1,133,007
130,316	Protector Forsikring A.S.A.	2,324,491
		3,457,498
	SWITZERLAND — 8.4%
101,478	Medmix A.G.[2]	2,169,314
40,460	Sulzer A.G.	4,025,130
		6,194,444
	UNITED KINGDOM — 30.8%
55,220	Ashtead Group PLC	3,336,714
287,426	Barclays PLC - ADR	2,075,216
3,340,660	Eurocell PLC	5,039,879
1,073,901	JD Sports Fashion PLC	2,137,634
2,637,386	Naked Wines PLC*	1,185,342
346,071	Victoria PLC*	1,100,996
476,735	Vistry Group PLC	4,496,211

39

ACR International Quality Return (IQR) Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2023

Number
of Shares		Value
	COMMON STOCKS (Continued)
	UNITED KINGDOM (Continued)
372,362	Vodafone Group PLC - ADR	$3,373,600
		22,745,592
	TOTAL COMMON STOCKS
	(Cost $77,641,891)	69,127,180
	EXCHANGE-TRADED FUNDS — 4.6%
	UNITED STATES —4.6%
33,621	Goldman Sachs Access Treasury 0-1 Year ETF	3,368,824
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $3,358,784)	3,368,824

Principal
Amount
	SHORT-TERM INVESTMENTS — 1.1%
$833,637	UMB Bank Demand Deposit, 4.78%[3]	833,637
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $833,637)	833,637

	TOTAL INVESTMENTS — 99.4%
	(Cost $81,834,312)	73,329,641
	Other Assets in Excess of Liabilities — 0.6%	417,266
	TOTAL NET ASSETS — 100.0%	$73,746,907

ADR - American Depository Receipt

ETF - Exchange-Traded Fund

PLC - Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,302,321 which represents 4.5% of total net assets of the Fund.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

40

ACR International Quality Return (IQR) Fund
SUMMARY OF INVESTMENTS
As of November 30, 2023

Percent of Total
Security Type/Industry	Net Assets
Common Stocks
Consumer Discretionary	20.6%
Industrials	18.1%
Financials	13.0%
Communications	12.8%
Consumer Staples	8.7%
Energy	8.0%
Materials	6.8%
Health Care	5.7%
Total Common Stocks	93.7%
Exchange-Traded Funds	4.6%
Short-Term Investments	1.1%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

41

STATEMENTS OF ASSETS AND LIABILITIES
As of November 30, 2023

	ACR Multi-Strategy	ACR International
	Quality Return (MQR)	Quality Return (IQR)
	Fund	Fund
Assets:
Investments, at value (cost $49,993,755 and $81,834,312, respectively)	$52,496,882	$73,329,641
Cash	-	23,719
Cash deposited with broker for securities sold short	630,153	-
Receivables:
Fund shares sold	54,370	202
Dividends and interest	267,335	501,376
Prepaid expenses	16,147	20,396
Total assets	53,464,887	73,875,334

Liabilities:
Securities sold short, at value (proceeds $382,871 and $0, respectively)	449,150	-
Payables:
Investment securities purchased	1,091,896	-
Fund shares redeemed	20,000	5,000
Advisory fees	31,105	36,743
Shareholder servicing fees (Note 7)	4,859	6,145
Fund administration and accounting fees	13,072	10,864
Transfer agent fees and expenses	5,921	6,862
Custody fees	4,684	3,906
Trustees' deferred compensation (Note 3)	26,693	25,750
Auditing fees	15,884	15,415
Legal fees	7,252	9,491
Trustees' fees and expenses	2,218	1,195
Chief Compliance Officer fees	948	728
Due to broker	-	22
Accrued other expenses	6,863	6,306
Total Liabilities	1,680,545	128,427
Commitments and contingencies (Note 3)
Net Assets	$51,784,342	$73,746,907

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$47,918,251	$81,837,484
Total distributable earnings (accumulated deficit)	3,866,091	(8,090,577)
Net Assets	$51,784,342	$73,746,907

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$51,784,342	$73,746,907
Shares of beneficial interest issued and outstanding	3,710,097	6,551,809
Redemption price per share	$13.96	$11.26

See accompanying Notes to Financial Statements.

42

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2023

	ACR Multi-Strategy	ACR International
	Quality Return (MQR)	Quality Return (IQR)
	Fund	Fund
Investment income:
Dividends (net of foreign withholdings taxes of $74,907 and $149,480, respectively)	$1,597,724	$1,816,057
Interest	74,420	8,592
Total investment income	1,672,144	1,824,649

Expenses:
Advisory fees	488,176	678,070
Shareholder servicing fees (Note 7)	30,138	61,519
Fund administration and accounting fees	91,402	99,332
Trustees' fees and expenses	10,594	10,891
Transfer agent fees and expenses	34,575	34,461
Registration fees	20,886	25,788
Legal fees	18,900	20,409
Custody fees	17,340	24,152
Auditing fees	15,903	15,908
Chief Compliance Officer fees	9,751	8,971
Shareholder reporting fees	8,747	7,720
Dividends on securities sold short	6,994	-
Insurance fees	4,203	4,203
Miscellaneous	2,099	3,790
Tax reclaim service fees	1,200	2,433
Total expenses	760,908	997,647
Advisory fees waived	(142,510)	(249,337)
Net expenses	618,398	748,310
Net investment income	1,053,746	1,076,339

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	528,019	612,987
Foreign currency transactions	7,112	229
Net realized gain (loss)	535,131	613,216
Net change in unrealized appreciation/depreciation on:
Investments	3,518,780	6,027,271
Securities sold short	19,275	-
Foreign currency translations	840	(6,346)
Net change in unrealized appreciation/depreciation	3,538,895	6,020,925
Net realized and unrealized gain (loss)	4,074,026	6,634,141

Net Increase (Decrease) in Net Assets from Operations	$5,127,772	$7,710,480

See accompanying Notes to Financial Statements.

43

ACR Multi-Strategy Quality Return (MQR) Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
Increase (Decrease) in Net Assets from: Operations:
Net investment income (loss)	$1,053,746	$833,204
Net realized gain (loss)	535,131	1,027,317
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	3,538,895	(6,956,522)
Net increase (decrease) in net assets resulting from operations	5,127,772	(5,096,001)

Distributions to Shareholders:
Distributions:
Class I	(1,389,029)	(399,519)
Total distributions to shareholders	(1,389,029)	(399,519)

Capital Transactions:
Net proceeds from shares sold:
Class I	10,437,979	6,863,775
Reinvestment of distributions:
Class I	1,337,682	386,354
Cost of shares redeemed:
Class I1	(8,621,038)	(6,028,314)
Net increase in net assets from capital transactions	3,154,623	1,221,815

Total increase (decrease) in net assets	6,893,366	(4,273,705)

Net Assets:
Beginning of period	44,890,976	49,164,681
End of period	$51,784,342	$44,890,976

Capital Share Transactions:
Shares sold:
Class I	783,874	510,594
Shares reinvested:
Class I	110,370	26,426
Shares redeemed:
Class I	(651,793)	(450,650)
Net increase (decrease) in capital share transactions	242,451	86,370

[1]	Net redemption fee proceeds of $293 and $814, respectively.

See accompanying Notes to Financial Statements.

44

ACR International Quality Return (IQR) Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,076,339	$687,383
Net realized gain (loss)	613,216	(696,566)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,020,925	(18,258,423)
Net increase (decrease) in net assets resulting from operations	7,710,480	(18,267,606)

Distributions to Shareholders:
Distributions:
Class I	(892,292)	(3,085,467)
Total distributions to shareholders	(892,292)	(3,085,467)

Capital Transactions:
Net proceeds from shares sold:
Class I	17,270,608	14,581,724
Reinvestment of distributions:
Class I	888,259	3,078,671
Cost of shares redeemed:
Class I1	(6,492,640)	(11,617,382)
Net increase in net assets from capital transactions	11,666,227	6,043,013

Total increase (decrease) in net assets	18,484,415	(15,310,060)

Net Assets:
Beginning of period	55,262,492	70,572,552
End of period	$73,746,907	$55,262,492

Capital Share Transactions:
Shares sold:
Class I	1,572,454	1,328,095
Shares reinvested:
Class I	91,762	231,305
Shares redeemed:
Class I	(610,969)	(1,172,665)
Net increase (decrease) in capital share transactions	1,053,247	386,735

[1]	Net redemption fee proceeds of $162 and $696, respectively.

See accompanying Notes to Financial Statements.

45

ACR Multi-Strategy Quality Return (MQR) Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.95	$14.54	$11.38	$10.27	$11.12
Income from Investment Operations:
Net investment income (loss)[1]	0.29	0.24	0.15	0.04	0.20
Net realized and unrealized gain (loss)	1.12	(1.71)	3.09	1.36	(0.40)
Total from investment operations	1.41	(1.47)	3.24	1.40	(0.20)

Less Distributions:
From net investment income	(0.24)	(0.12)	(0.08)	(0.22)	(0.26)
From net realized gain	(0.16)	-	-	(0.07)	(0.39)
Total distributions	(0.40)	(0.12)	(0.08)	(0.29)	(0.65)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$13.96	$12.95	$14.54	$11.38	$10.27

Total return[3]	11.43%	(10.22)%	28.65%	13.91%	(1.44)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$51,784	$44,891	$49,165	$28,715	$58,326

Ratios of expenses to average net assets (including dividends on securities sold short, interest expense, and tax reclaim service fees):
Before fees waived, expenses absorbed and fees paid indirectly	1.56%[4]	1.61%[4]	1.65%[4]	2.03%[4]	1.69%[4]
After fees waived, expenses absorbed and fees paid indirectly	1.27%[4]	1.27%[4]	1.24%[4]	1.31%[4]	1.30%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short, interest expense, and tax reclaim service fees):
Before fees waived, expenses absorbed and fees paid indirectly	1.87%	1.45%	0.61%	(0.26)%	1.58%
After fees waived, expenses absorbed and fees paid indirectly	2.16%	1.79%	1.02%	0.46%	1.97%
Portfolio turnover rate	20%	19%	17%	33%	18%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense, dividends on securities sold short, and tax reclaim expense had been excluded, the expense ratios would have been lowered by 0.02% for the year ended November 30, 2023. For the years ended November 30, 2022, 2021, 2020, and 2019, the ratios would have been lowered by 0.02%, 0.03%, 0.14%, and 0.13%, respectively.

See accompanying Notes to Financial Statements.

46

ACR International Quality Return (IQR) Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2023	2022	2021		2020	2019
Net asset value, beginning of period	$10.05	$13.81	$12.14		$10.19	$9.86
Income from Investment Operations:
Net investment income (loss)[1]	0.18	0.12	0.11		(0.02)	0.10
Net realized and unrealized gain (loss)	1.19	(3.28)	1.61		2.07	0.40
Net increase from reimbursement by affiliates	-	-	-		- [2,3]	_ [2,4]
Total from investment operations	1.37	(3.16)	1.72		2.05	0.50

Less Distributions:
From net investment income	(0.16)	(0.08)	-		(0.10)	(0.07)
From net realized gain	-	(0.52)	(0.05)		-	(0.10)
Total distributions	(0.16)	(0.60)	(0.05)		(0.10)	(0.17)

Redemption fee proceeds[1]	- [2]	- [2]	-	[2]	- [2]	- [2]
Net asset value, end of period	$11.26	$10.05	$13.81		$12.14	$10.19

Total return[5]	13.91%	(23.95)%	14.24%		20.23%	5.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$73,747	$55,262	$70,573		$30,329	$21,882

Ratio of expenses to average net assets (including interest expense and tax reclaim service fees):
Before fees waived, expenses absorbed and fees paid indirectly	1.47%[6]	1.56%	1.54%		2.20%	2.24%
After fees waived, expenses absorbed and fees paid indirectly	1.10%[6]	1.10%	1.13	%7	1.19%	1.20%
Ratio of net investment income (loss) to average net assets (including interest expense and tax reclaim service fees):
Before fees waived, expenses absorbed and fees paid indirectly	1.22%	0.63%	0.37%		(1.20)%	(0.07)%
After fees waived, expenses absorbed and fees paid indirectly	1.59%	1.09%	0.78%		(0.19)%	0.97%
Portfolio turnover rate	22%	36%	14%		44%	32%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	During the year ended November 30, 2020, an affiliate reimbursed the Fund $4,202 for FX loss. The reimbursement had no impact to the Fund's performance.
[4]	During the year ended November 30, 2019, the Advisor reimbursed the Fund $1,272 for errors during processing. The reimbursement had no impact to the Fund's performance.
[5]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[6]	If tax reclaim expense had been excluded, the expense ratios would of been lowered by 0.00% for the year ended November 30, 2023.
[7]	Effective as of the close of business on June 11, 2021, the Advisor has contractually agreed to limit the annual fund operating expenses to 1.10%. Prior to the close of business on June 11, 2021, the annual fund operating expense limitation was 1.25%.

See accompanying Notes to Financial Statements.

47

ACR Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2023

Note 1 – Organization

ACR Multi-Strategy Quality Return (MQR) Fund and ACR International Quality Return (IQR) Fund (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The ACR Multi-Strategy Quality Return (MQR) Fund seeks to preserve capital from permanent loss during periods of economic decline, and to provide above average absolute and relative returns in the long run. The Fund commenced investment operations on December 31, 2014, with two classes of shares, Class A and Class I. Effective as of the close of business on June 11, 2021, Class A shares were converted into Class I shares. Class A shares were subsequently terminated.

The ACR International Quality Return (IQR) Fund seeks to protect capital from permanent impairment while providing a return above both the Fund’s cost of capital and above the Fund’s benchmark over a full market cycle. The Fund commenced investment operations on December 30, 2016, with two classes of shares, Class A and Class I. Effective as of the close of business on June 11, 2021, Class A shares were converted into Class I shares. Class A shares were subsequently terminated.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

48

ACR Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2023

(b) Short Sales

Short sales are transactions under which the Funds sell a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

49

ACR Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2023

(e) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of November 30, 2023 and during the prior three tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Funds will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

50

ACR Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2023

(h) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with ACR Alpine Capital Research, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, dividend and interest expense on short sales, brokerage commissions, professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until March 31, 2024 for the Funds, and it may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the annual investment advisory fees and expense cap by Fund.

	Investment	Total Limit on Annual
	Advisory Fees	Operating Expenses †
ACR Multi-Strategy Quality Return (MQR) Fund	1.00%	1.25%
ACR International Quality Return (IQR) Fund	1.00%	1.10%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

For the year ended November 30, 2023, the Advisor waived a portion of its advisory fees totaling $142,510 for the ACR Multi-Strategy Quality Return (MQR) Fund and $249,337 for the ACR International Quality Return (IQR) Fund. The Advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At November 30, 2023 the amount of these potentially recoverable expenses was $484,224 and $760,773 for the ACR Multi-Strategy Quality Return (MQR) Fund and the ACR International Quality Return (IQR) Fund, respectively. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. The Advisor may recapture all or a portion of this amount no later than November 30 of the years stated below:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
2024	$182,624	$222,146
2025	159,090	289,290
2026	142,510	249,337
Total	$484,224	$760,773

51

ACR Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2023

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended November 30, 2023, are reported on the Statements of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended November 30, 2023, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended November 30, 2023, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At November 30, 2023, the cost of securities and the proceeds from securities sold short, on a tax basis and gross unrealized appreciation and depreciation of investments and securities sold short for federal income tax purposes were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund*
Cost of investments and proceeds from securities sold short	$49,743,899	$83,011,734

Gross unrealized appreciation	$10,411,429	$8,882,738
Gross unrealized depreciation	(8,107,596)	(18,564,831)

Net unrealized appreciation (depreciation) on investments and securities sold short	$2,303,833	$(9,682,093)

*	The Fund did not hold any securities sold short during the year ended November 30, 2023.

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

52

ACR Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2023

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings (deficit) as follows:

	Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
ACR Multi-Strategy Quality Return (MQR) Fund	$701	$(701)
ACR International Quality Return (IQR) Fund	543	(543)

As of November 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Undistributed ordinary income	$1,150,410	$2,510,239
Undistributed long-term capital gains	441,458	-
Accumulated earnings	1,591,868	2,510,239

Accumulated capital and other losses	-	(883,142)
Unrealized appreciation (depreciation) on investments and securities sold short	2,303,833	(9,682,093)
Unrealized appreciation (depreciation) on foreign currency translations	(2,917)	(9,831)
Unrealized deferred compensation	(26,693)	(25,750)
Total accumulated earnings (deficit)	$3,866,091	$(8,090,577)

At November 30, 2023, the Funds had non-expiring capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term
ACR Multi-Strategy Quality Return (MQR) Fund	$-	-
ACR International Quality Return (IQR) Fund	861,532	21,610

The tax character of distributions paid during the years ended November 30, 2023 and November 30, 2022 were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund		ACR International Quality Return (IQR) Fund
Distribution paid from:	2023	2022	2023	2022
Ordinary income	$829,679	$399,519	$892,282	$428,785
Net long-term capital gains	559,350	-	-	2,656,682
Total taxable distributions	$1,389,029	$399,519	$892,292	$3,085,467

53

ACR Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2023

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended November 30, 2023 and the year ended November 30, 2022, respectively, the ACR Multi-Strategy Quality Return (MQR) Fund received $293 and $814 in redemption fees, and the ACR International Quality Return (IQR) Fund received $162 and $696 in redemption fees.

Note 6 – Investment Transactions

For the year ended November 30, 2023, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
ACR Multi-Strategy Quality Return (MQR) Fund	$13,156,475	$9,122,791	$-	$-
ACR International Quality Return (IQR) Fund	26,146,970	14,061,557	-	-

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2023, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

54

ACR Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2023

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2023, in valuing the Funds’ assets carried at fair value:

ACR Multi-Strategy Return (MQR) Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stock
Communications	$5,135,250	$-	$-	$5,135,250
Consumer Discretionary	6,341,404	3,339,789	-	9,681,193
Consumer Staples	499,684	-	-	499,684
Energy	1,148,800	-	-	1,148,800
Financials	16,106,523	-	-	16,106,523
Health Care	1,004,728	-	-	1,004,728
Industrials	3,816,260	7,149,829	-	10,966,089
Materials	1,222,005	-	-	1,222,005
Real Estate	840,289	-	-	840,289
Technology	1,517,400	-	-	1,517,400
Preferred Stocks	-	-	829,710	829,710
U.S. Treasury Bills	-	1,998,828	-	1,998,828
Short-Term Investments	1,546,383	-	-	1,546,383
Total Assets	$39,178,726	$12,488,446	$829,710	$52,496,882

Liabilities
Securities Sold Short
Exchange-Traded Funds	449,150	-	-	449,150
Total Liabilities	$449,150	$-	$-	$449,150

55

ACR Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2023

ACR International Quality Return (IQR) Fund	Level 1	Level 2	Level 3*	Total
Assets
Common Stock
Bermuda	$6,107,350	$-	$-	$6,107,350
Canada	5,633,186	-	-	5,633,186
Denmark	-	4,832,745	-	4,832,745
France	-	8,737,624	-	8,737,624
Guernsey	1,559,894	-	-	1,559,894
Ireland	3,926,241	5,932,606	-	9,858,847
Norway	3,457,498	-	-	3,457,498
Switzerland	2,169,314	4,025,130	-	6,194,444
United Kingdom	12,775,033	9,970,559	-	22,745,592
Exchange-Traded Funds	3,368,824	-	-	3,368,824
Short-Term Investments	833,637	-	-	833,637
Total Assets	$39,830,977	$33,498,664	$-	$73,329,641

*	The Fund did not hold any Level 3 securities at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

ACR Multi-Strategy Quality Return (MQR) Fund
Beginning balance November 30, 2022	$1,027,185
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	(50,263)
Change in unrealized appreciation/(depreciation)	(2,388)
Net purchases	-
Return of Capital	-
Net sales	(144,824)
Balance as of November 30, 2023	$829,710

56

ACR Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2023

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of November 30, 2023:

ACR Multi-Strategy Quality Return (MQR) Fund
Asset Class	Fair Value at 11/30/2023	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(1)
Preferred Stocks	$829,710	Asset Approach	Estimated Recovery Proceeds	$270.00	N/A	Increase

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 11 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

57

ACR Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2023

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds each declared the payment of distributions to be paid, on December 14, 2023, to shareholders of record on December 13, 2023 as follows:

		Short Term Capital Gain	Long Term Capital Gain	Income
ACR Multi-Strategy Quality Return (MQR) Fund	Class I Shares	$0.02327	$0.11871	$0.28694
ACR International Quality Return (IQR) Fund	Class I Shares	None	None	$0.39255

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the ACR Funds and

the Board of Trustees of

Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ACR Multi-Strategy Quality Return Fund (MQR) Fund and ACR International Quality Return Fund (IQR) (the “Funds”), each a series of Investment Managers Series Trust II, including the schedules of investments, as of November 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, counter party, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2024

59

ACR Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the year ended November 30, 2023, the Multi- Strategy Quality Return (MQR) Fund designates $559,350 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income

For the year ended November 30, 2023, 100% and 74.65%, respectively, of dividends to be paid from net investment income, including short-term capital gains (if any), for the Multi-Strategy Quality Return (MQR) and the International Quality Return (IQR) Funds are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended November 30, 2023, 58.95% of dividends to be paid from net investment income, including short-term capital gains (if any), for the Multi-Strategy Quality Return (MQR) Fund is designated as a dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 955-9552. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	2	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	2	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	2	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	2	Investment Managers Series Trust III, a registered investment company (includes 5 portfolios), Source Capital, Inc., a closed-end investment company.

60

ACR Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
Interested Trustees:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President and Trust Platform Director, (2024 – present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	2	Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Pender Real Estate Credit Fund, First Trust Hedged Strategies Fund, and Felicitas Private Markets Fund, each a closed-end investment company.

61

ACR Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
Interested Trustees:
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	2	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A

62

ACR Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
Officers of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management

(2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.]
Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 48 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
†	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC].
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

63

ACR Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on October 25, 2023, the Board of Trustees (the "Board") of Investment Managers Series Trust II (the "Trust"), including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), reviewed and unanimously approved the renewal of the investment advisory agreement (the "Advisory Agreement") between the Trust and ACR Alpine Capital Research, LLC (the "Advisor") with respect to the ACR Multi-Strategy Quality Return (MQR) Fund (the "MQR Fund") and the ACR International Quality Return (IQR) Fund (the "IQR Fund" and together with the MQR Fund, the "Funds") series of the Trust for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust's co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Advisor's organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Advisor's compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor's overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a "Peer Group") selected by Broadridge Financial Solutions, Inc. ("Broadridge") from Morningstar, Inc.'s relevant fund universe (each a "Fund Universe") for various periods ended July 31, 2023; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Advisor were present during the Board's consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The MQR Fund's annualized total returns for the one- and three-year periods were above the Peer Group and Tactical Allocation Fund Universe median returns, and the MSCI All Country World Index returns. For the five-year period, the Fund's annualized total return was above the Peer Group and Fund Universe median returns, but below the MSCI Index return by 0.99%. The Trustees considered the Advisor's explanation that the Fund's underperformance relative to the MSCI Index over the five-year period could be attributed to the Fund's cash position and to the fact that the Fund's style tilts more toward value than growth, and that growth stocks generally outperformed value stocks over the five-year period. The Trustees also observed that the Fund's risk-adjusted returns, as measured by its Sharpe ratio, and its risk-adjusted returns relative to the benchmark, as measured by its information ratio, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group and Fund Universe for the one-, three-, and five-year periods.

64

ACR Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The IQR Fund's annualized total returns for the one-, three-, and five-year periods were above the Peer Group and Foreign Small/Mid Blend Fund Universe median returns and the MSCI All Country World Ex-USA Index returns.

The Board also considered the overall quality of services provided by the Advisor to the Funds. In doing so, the Board considered the Advisor's specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The MQR Fund's annual investment advisory fee (gross of fee waivers) was higher than both the Peer Group and Tactical Allocation Fund Universe medians by 0.25%. The Trustees noted, however, that the Fund's advisory fee was not in the top quartile of funds in the Fund Universe, and that the Advisor had waived a portion of its advisory fee since the Fund's inception. The Trustees considered that the Advisor charges only a performance fee, and no asset-based fee, to the private ACR MQR fund, which is managed in a similar fashion to the Fund. The Trustees also noted that the Fund's advisory fee was the same as that of the other series of the Trust managed by the Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund's most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.24% and 0.26%, respectively. The Trustees noted, however, that the average net assets of the Fund were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

•	The IQR Fund's annual investment advisory fee (gross of fee waivers) was higher than the Foreign Small/Mid Blend Fund Universe and Peer Group medians by 0.05% and 0.15%, respectively. The Trustees noted the Advisor's belief that the Fund's advisory fee does not undermine the Fund's longer-term value proposition given its concentrated strategy, and that the Advisor intends to limit the capacity of the Fund in an effort to maintain the integrity of the strategy. The Trustees considered that the Advisor does not manage any other client accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund's advisory fee with those of other similar accounts of the Advisor. The Trustees also noted that the Fund's advisory fee was the same as that of the other series of the Trust managed by the Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund's most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.08% and 0.13%, respectively. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also considered that the Fund's net expenses were not in the highest quartile of funds in the Peer Group or Fund Universe.

65

ACR Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Advisor relating to its costs and profits with respect to each Fund for the year ended July 31, 2023, noting that the Advisor had waived a significant portion of its advisory fee for each of the MQR Fund and the IQR Fund. Recognizing the difficulty in evaluating an investment advisor's profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profits of the Advisor from its relationships with the MQR Fund and the IQR Fund were reasonable.

The Board also considered the benefits received by the Advisor as a result of the Advisor's relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust's Chief Compliance Officer of the Advisor's compliance program, the intangible benefits of the Advisor's association with the Funds generally, and any favorable publicity arising in connection with the Funds' performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds' assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

66

ACR Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on October 25, 2023 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

ACR International Quality Return (IQR) Fund

ACR Multi-Strategy Quality Return (MQR) Fund

The Board has appointed ACR Alpine Capital Research, LLC, the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from August 1, 2022 through July 31, 2023 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments;
•	An overview of market liquidity for each Fund during the Program Reporting Period;
•	Each Fund’s ability to meet redemption requests;
•	Each Fund’s cash management;
•	Each Fund’s borrowing activity, if any, in order to meet redemption requests;
•	Each Fund’s compliance with the 15% limit of illiquid investments; and
•	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

67

ACR Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

68

ACR Funds
EXPENSE EXAMPLES
For the Six Months Ended November 30, 2023 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 to November 30, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ACR Multi-Strategy Quality Return (MQR) Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/23	11/30/23	6/1/23 – 11/30/23
Class I	Actual Performance	$1,000.00	$1,077.20	$6.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.71	6.41

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% for the Class I shares, multiplied by the average account values over the period, multiplied by 183/365. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

ACR International Quality Return (IQR) Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/23	11/30/23	6/1/23 – 11/30/23
Class I	Actual Performance	$1,000.00	$1,023.60	$5.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.52	5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.11% for the Class I shares, multiplied by the average account values over the period, multiplied by 183/365. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

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ACR Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

ACR Alpine Capital Research, LLC

190 Carondelet Plaza, Suite 1300

Saint Louis, Missouri 63105

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
ACR Multi-Strategy Quality Return (MQR) Fund – Class I	MQRIX	46141T 802
ACR International Quality Return (IQR) Fund – Class I	IQRIX	46141T 653

Privacy Principles of the ACR Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the ACR Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (855) 955-9552 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 955-9552 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding Mailings

The Funds will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 955-9552.

ACR Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 955-9552

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-955-9552.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$27,000	$25,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2023	FYE 11/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	2/08/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	2/08/2024

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	2/08/2024